WILSHIRE MUTUAL FUNDS, INC.
                            (the "Company")

                   Supplement dated October 14, 2004
           to the Statement of Additional Information of the
        Investment and Institutional Class Shares of the Company
                          dated May 1, 2004

This Supplement information replaces and supersedes any contrary information contained in the Statement of Additional Information.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND ON PAGE 18 OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "INVESTMENT
SUB-ADVISORY AGREEMENTS AND FEES".

On September 8, 2004, Wilshire approved the termination of sub-advisory agreements with Putnam and GMO effective September 30, 2004. Effective on that date, Wilshire entered into three new sub-advisory agreements (collectively, and together with the LA Capital sub-advisory agreement and Alliance sub-advisory agreement, the "Sub-Advisory Agreements") with Goldman Sachs Asset Management ("GSAM"), Transamerica Investment Management, LLC ("TIM") and NWQ Investment Management Company, LP ("NWQ," and together with LA Capital, Alliance, GSAM and TIM, the "Sub-Advisers") to reallocate portions of the Portfolios among the Sub-Advisers, subject to the supervision of the Board of Directors and Wilshire. GSAM manages a portion of the Large Company Growth Portfolio; TIM manages a portion of the Large Company Growth Portfolio; and NWQ manages a portion of the Small Company Value Portfolio. Under the Sub-Advisory Agreements, the fees payable to each Sub-Adviser with respect to each Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolios.

The new Sub-Advisory Agreements will continue in force until September 30, 2005, unless sooner terminated as provided in certain provisions contained in those Agreements. Each such Sub-Advisory Agreement will continue in force from year to year thereafter with respect to each Portfolio so long as it is specifically approved for each Portfolio at least annually in the manner required by the 1940 Act.

In determining whether to approve the new Sub-Advisory Agreements, the Board of Directors evaluated information provided by Wilshire and the Sub-Advisers in accordance with Section 15(c) of the 1940 Act. At its September 8, 2004 meeting, the Board considered a number of factors in approving the new Agreements, including the favorable past performance record of similar accounts managed by the personnel who would be managing the Portfolios, and information regarding the Sub-Advisers' respective ownership structures, investment management experience, personnel, clients, assets under management, compliance procedures, and investment philosophies and processes.

THE FOLLOWING INFORMATION IS IN ADDITION TO THE INFORMATION FOUND
ON PAGE 30 OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED
"PROXY VOTING POLICIES AND PROCEDURES".

GSAM
GSAM's guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

To implement these guiding principles for investments in publicly-traded equities, GSAM's quantitative equity portfolio management teams currently follow the ISS Standard Proxy Voting Guidelines exclusively; however, GSAM retains the authority to revisit this position. GSAM believes that casting proxy votes in accordance with ISS' Guidelines will not present any conflicts of interest because GSAM votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

ISS' general positions on various proposals are as follows:

Director Matters - ISS votes on director nominees on a case-by-case basis, examining factors including independence of the board and its committees, attendance at board meetings, corporate governance provisions and takeover activity, and long-term company performance. ISS votes against proposals to classify the board, for shareholder proposals that a majority or more of directors be independent unless the board composition already meets ISS' threshold for independence, and for shareholder proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors.

Shareholder Rights - ISS votes against proposals to restrict or prohibit shareholder ability to take action by written consent or to call special meetings, proposals to require supermajority shareholder votes and proposals to eliminate cumulative voting. ISS votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Compensation and Benefits Plans - ISS votes with respect to compensation plans on a case-by-case basis, using methodology based primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). ISS also votes with respect to the following issues on a case-by-case basis: management proposals seeking approval to reprice options, votes on employee stock purchase plans, and all other shareholder proposals regarding executive and director pay.

Auditors - ISS generally votes for proposals to ratify auditors, unless an auditor is not independent, fees for non-audit services are excessive, or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

TIM
TIM has proxy voting policy guidelines regarding certain issues that may come before shareholders from time to time. These guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. In order to implement and monitor their Proxy Voting Policy, TIM has established a Proxy Committee, which has responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

TIM maintains the services of ISS to provide guidance on proxy voting issues. TIM considers the research provided by ISS when making voting decisions on proxy issues; however, the final determination on voting rests with TIM. TIM recognizes the potential for material conflicts that may arise between its own interests and those of clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) vote in accordance with the recommendation of ISS; or b) obtain the consent of the Company's Board of Directors.

TIM's general positions on various proposals are based on ISS' proxy voting guidelines as described under "Proxy Voting Policy and Procedures" for GSAM above.

NWQ
A senior member of the investment team of NWQ is responsible for oversight of the proxy voting process. NWQ has engaged the services of ISS to make recommendations to NWQ on the voting of proxies relating to securities held in our clients' accounts (for a description of these policies, see "Proxy Voting Policies and Procedures" for GSAM above). NWQ reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when NWQ believes that specific ISS recommendations are not in the best economic interest of the Small Cap Value Portfolio and its shareholders. If NWQ manages the assets of a company or its pension plan and any of NWQ's clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If the Company requests NWQ to follow specific voting guidelines or additional guidelines, NWQ will review the request and inform the Company only if NWQ is not able to follow the Company's request.



             INVESTORS SHOULD RETAIN THIS SUPPLEMENT
    WITH THE STATEMENT OF ADDITIONAL INFORMATION OF THE COMPANY
                     FOR FUTURE REFERENCE.